Exhibit 99.3

DESCRIPTION OF REGISTRANT’S SECURITIES

REGISTERED PURSUANT TO SECTION 12 OF THE

SECURITIES EXCHANGE ACT OF 1934

The ODP Corporation (“ODP”, “we,” “our,” or “us”) has two classes of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended: our Common Stock, par value $0.01 per share (our “Common Stock”), and our preferred share purchase rights (our “Preferred Rights”).

The following description of our Common Stock is based upon our Amended and Restated Certificate of Incorporation (our “Charter”), our Amended and Restated Bylaws (our “Bylaws”), our Certificate of Designations of Series A Junior Participating Preferred Stock (our “Certificate of Designations”), that certain Amended and Restated Rights Agreement, dated June 30, 2020, among ODP, Computershare Inc., as Rights Agent, and, solely with respect to Section 37 thereof, Office Depot, LLC (the “Amended and Restated Rights Agreement”), and applicable provisions of the Delaware General Corporation Law (the “DGCL”). The description does not purport to be complete and is subject to, and qualified in its entirety by express reference to, our Charter, our Bylaws, our Certificate of Designations and the Amended and Restated Rights Agreement, each of which is filed as an exhibit to our Current Report on Form 8-K of which this Exhibit 99.3 is a part and is incorporated by reference herein. We encourage you to read our Charter, our Bylaws, our Certificate of Designations, the Amended and Restated Rights Agreement and the applicable provisions of the DGCL for additional information.

Under our Charter, our authorized capital stock consists of 80,000,000 shares of Common Stock, and 1,000,000 shares of Preferred Stock, par value $0.01 per share (our “Preferred Stock”). The outstanding shares of our Common Stock are duly authorized, validly issued, fully paid and nonassessable.

DESCRIPTION OF COMMON STOCK

Listing

Our Common Stock is listed and principally traded on the Nasdaq Global Select Market under the ticker symbol “ODP.”

Voting Rights

Each holder of our Common Stock is entitled to one vote for each share held by such holder on all matters voted upon by our stockholders.

Dividend Rights

The holders of our Common Stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor, subject to the rights of any then outstanding shares of Preferred Stock.

Liquidation Rights

Subject to the rights of any then outstanding shares of Preferred Stock, in the event of a liquidation, dissolution or winding up of ODP, the holders of our Common Stock will be entitled to receive, after payment or provision for payment of all of its debts and liabilities, all of the assets of ODP legally available for distribution to stockholders.

Special Meeting of Stockholders

Our Bylaws vest the power to call special meetings of stockholders in the Chief Executive Officer, board of directors, or stockholders holding shares representing not less than 25% of our outstanding Common Stock entitled to vote on the matter or matters to be brought before the meeting. Stockholders are permitted under the Bylaws to act by written consent in lieu of a meeting.

Preemptive and Other Rights

Holders of our Common Stock are not entitled to preemptive rights with respect to any shares which may be issued, and there are no conversion rights or redemption, purchase, retirement or sinking fund provisions with respect to our Common Stock.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Computershare Shareowner Services LLC.

DESCRIPTION OF PREFERRED RIGHTS

Preferred Rights

On May 5, 2020, the board of directors of Office Depot, Inc. (“ODI”) adopted a stockholder rights plan, as set forth in a Rights Agreement, dated as of May 5, 2020, between ODI and Computershare Inc., as rights agent (the “Original Rights Agreement”), and authorized and declared a dividend of one preferred share purchase right (an “ODI Right”) for each outstanding share of Common Stock, par value $0.01 per share, of ODI (the “ODI Common Stock”) to stockholders of record at the close of business on May 21, 2020. The board of directors of ODI adopted the Original Rights Agreement to ensure that the board of directors of ODI remains in the best position to fulfill its fiduciary duties and to enable all stockholders of ODI to receive fair and equal treatment. The Original Rights Agreement was intended to protect ODI and its stockholders from efforts to influence or obtain control of ODI by open market accumulation or other tactics without paying an appropriate premium, in each case, to enable all stockholders to realize the long-term value of their investment in ODI.

On June 30, 2020, ODI implemented a holding company reorganization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 30, 2020, by and among ODI, ODP, ODP Investment, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ODP (“ODPI”), and Office Depot, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ODPI (“OD LLC”), which resulted in ODP indirectly owning all of the outstanding capital stock of ODI (the “Reorganization”). Pursuant to the Reorganization, ODI merged with and into OD LLC (the “Merger”), with OD LLC surviving such merger as a direct wholly-owned subsidiary of ODPI and an indirect wholly-owned subsidiary of ODP. The effective time of the Merger was 8:00 p.m., Eastern Time, on June 30, 2020. The Merger Agreement is filed as an exhibit to our Current Report on Form 8-K of which this Exhibit 99.3 is a part and is incorporated by reference herein.

In connection with the Reorganization, the Original Rights Agreement was amended and restated in its entirety by the Amended and Restated Rights Agreement, pursuant to which ODP assumed all of the rights and obligations and duties of OD LLC, as the successor by merger to ODI, under the Original Rights Agreement, and references to ODI, ODI Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of ODI were amended to refer to ODP, our Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of ODP (the “Series A Preferred Stock” and each share of Series A Preferred Stock, a “Preferred Share”), respectively. Each Preferred Right is subject to the same terms and conditions as one ODI Right (as adjusted in accordance with the Original Rights Agreement for the reverse stock split of the ODI Common Stock at a ratio of 1-for-10 effected on June 30, 2020 prior to the effective time of the Merger). Upon execution of the Amended and Restated Rights Agreement, the Original Rights Agreement ceased to have any force or effect.

In connection with the Reorganization and pursuant to the Amended and Restated Rights Agreement, one Preferred Right was issued with respect to each share of our Common Stock issued and outstanding on June 30, 2020 (the “Record Date”) as of the effective time of the Merger. Except as set forth below, each Preferred Right, if it becomes exercisable, entitles the registered holder to purchase from ODP ten ten-thousandths of a Preferred Share at a purchase price of $9.00 per one ten-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment as provided in the Amended and Restated Rights Agreement. In addition, one Preferred Right will automatically attach to each share of our Common Stock that becomes outstanding between the effective time of the Merger and the earliest of the Distribution Date (as defined below), the redemption of the Preferred Rights or the expiration of the Preferred Rights. The complete terms of the Preferred Rights are set forth in the Amended and Restated Rights Agreement.

The Preferred Rights will initially trade with, and will be inseparable from, our Common Stock. Initially, the Preferred Rights will be evidenced by the certificates representing shares of our Common Stock then outstanding (or, in the case of shares of our Common Stock held in uncertificated form, by the transaction statement or other record of ownership of such shares), and no separate Right Certificates (as defined below) will be distributed. Upon the occurrence of the Distribution Date, the Preferred Rights will separate from the shares of our Common Stock and, as soon as practicable thereafter, separate certificates evidencing the Preferred Rights (the “Right Certificates”) will be mailed to holders of record of shares of our Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Preferred Rights. The “Distribution Date” is the earlier of (i) the close of business on the 10th day after the first date of public announcement that any person has become a person or group that acquires ten percent (10%) (twenty percent (20%) in the case of certain passive institutional investors) or more of the shares of our Common Stock without the approval of our board of directors (such person, an “Acquiring Person” and, such date, the “Shares Acquisition Date”) (or, if the 10th day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) and (ii) the close of business on the 10th day (or such later date as our board of directors shall determine, prior to such time as any person becomes an Acquiring Person) after the date that a tender or exchange offer by any person is first published, sent or given, if, upon consummation thereof, such person would become an Acquiring Person.

Until the earliest of the Distribution Date, the date that the Preferred Rights are redeemed by our board of directors and the date on which the Preferred Rights expire, (i) in the case of certificated shares, the Preferred Rights associated with shares of our Common Stock represented by any certificate will be evidenced by such certificate and the surrender for transfer of any such certificate shall also constitute the transfer of the Preferred Rights associated with the shares of our Common Stock represented thereby, and (ii) in the case of shares of our Common Stock held in uncertificated form, the Preferred Rights associated with shares of our Common Stock shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for such shares and the transfer of any shares of our Common Stock in the book-entry account system of the transfer agent for such shares shall also constitute the transfer of the Preferred Rights associated with such shares. Therefore, until the Distribution Date, the Preferred Rights may be transferred with and only with the underlying shares of our Common Stock. After the Distribution Date, the Preferred Rights may be transferred only on the registry book of the rights agent. Any Preferred Rights held by an Acquiring Person will become null and void and may not be exercised.

Until a Preferred Right is exercised, the holder thereof, as such, will have no rights as a stockholder of ODP, including, without limitation, the right to vote or to receive dividends.

Exercisability. The Preferred Rights are not exercisable until the Distribution Date.

Flip In. In the event that any person or group becomes an Acquiring Person, all holders of Preferred Rights (not including the Preferred Rights of the Acquiring Person, which will have become null and void) may, for the Purchase Price, purchase shares of our Common Stock (or, in certain circumstances, Preferred Shares, other securities, cash, assets or a combination thereof) with a market value of twice the Purchase Price, based on the market value of shares of our Common Stock.

Flip Over. In the event that, at any time after a person or group has become an Acquiring Person, (i) ODP or its subsidiaries are party to a merger with another company in which shares of our Common Stock are converted into other securities, cash or property, or (ii) ODP sells or otherwise transfers 50% or more of the assets or earning power of ODP and its subsidiaries (taken as a whole) to another company, all holders of Preferred Rights (not including the Preferred Rights of the Acquiring Person, which will have become null and void) may, for the Purchase Price, purchase shares of common stock of such other company with a then-current market value of twice the Purchase Price, based on the market price of such common stock prior to such merger or sale.

Expiration. Unless earlier redeemed or exchanged by ODP as described below, the Preferred Rights will expire at the close of business on May 4, 2021.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding shares of our Common Stock, our board of directors may extinguish the Preferred Rights by exchanging one share of our Common Stock (or, in certain circumstances, Preferred Shares, other equity securities or a combination thereof which are deemed by our board of directors to have the same value as one share of our Common Stock, subject to adjustment) for each Preferred Right (not including the Preferred Rights of the Acquiring Person, which will have become null and void).

Anti-Dilution Provisions. Our board of directors may adjust the Purchase Price, the number of Preferred Shares issuable and the number of outstanding Preferred Rights to prevent dilution that may occur from a stock dividend, a stock split, a reverse stock split or a reclassification of the Preferred Shares or shares of our Common Stock. No adjustments to the Purchase Price of less than 1% will be made.

Preferred Share Provisions. Preferred Shares purchasable upon exercise of the Preferred Rights will not be redeemable. The holders of the Preferred Shares will be entitled, in preference to the holders of shares of our Common Stock, to receive, when and if declared, quarterly dividends in an amount equal to the greater of (i) $1.00 per Preferred Share and (ii) an aggregate amount per Preferred Share subject to certain adjustments equal to 1,000 times the aggregate dividend amount declared per share of our Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment equal to the greater of (x) $1.00 per Preferred Share (plus an amount equal to accrued and unpaid dividends and distributions thereon) and (y) an aggregate amount per Preferred Share subject to certain adjustments equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of our Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our Common Stock are exchanged (subject to certain exceptions), each ten-thousandth of a Preferred Share will be entitled to receive (subject to certain adjustments) one-tenth of the amount received per share of our Common Stock. These rights are protected by customary anti-dilution provisions.

No fractional Preferred Shares will be issued other than fractions which are integral multiples of one ten-thousandth of a Preferred Share (which may, at the election of ODP, be evidenced by depositary receipts), but, in lieu thereof, an adjustment in cash will be made based on the closing price of the Preferred Shares on the last trading day prior to the date of exercise.

Redemption. Our board of directors may, at its option, at any time prior to such time as any person or group becomes an Acquiring Person, redeem all but not less than all the then outstanding Preferred Rights at a redemption price of $0.01 per Right, subject to adjustment (the “Redemption Price”). Immediately upon the action of our board of directors ordering redemption of the Preferred Rights, the Preferred Rights will terminate and the only right of the holders of Preferred Rights will be to receive the Redemption Price.

Amendments. ODP may from time to time supplement or amend the Amended and Restated Rights Agreement without the approval of any holders of Right Certificates in order to, among other things, make any provisions with respect to the Preferred Rights, the Amended and Restated Rights Agreement or otherwise, which ODP may deem necessary or desirable; provided, however, that from and after such time as any person or group becomes an Acquiring Person, the Amended and Restated Rights Agreement may not be amended in any manner which would adversely affect the interests of the holders of Preferred Rights.

Series A Junior Participating Preferred Stock

Of our 1,000,000 shares of authorized Preferred Stock, our board of directors has designated 80,000 shares as “Series A Junior Participating Preferred Shares”.

Dividends. Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of Preferred Shares, in preference to the holders of our Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by our board of directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date, a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Preferred Share or fraction of a Preferred Share, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment discussed below, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of our Common Stock or a subdivision of the outstanding shares of our Common Stock (by reclassification or otherwise), declared on our Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Preferred Share or fraction of a Preferred Share. In the event ODP shall at any time declare or pay any dividend on our Common Stock payable in shares of our Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of our Common Stock (by reclassification or otherwise than by payment of a dividend in shares of our Common Stock) into a greater or lesser number of shares of our Common Stock, then in each such case the amount to which holders of Preferred Shares were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of our Common Stock outstanding immediately after such event and the denominator of which is the number of shares of our Common Stock that were outstanding immediately prior to such event.

ODP shall declare a dividend or distribution on the Series A Preferred Stock as discussed in the above paragraph immediately after it declares a dividend or distribution on our Common Stock (other than a dividend payable in shares of our Common Stock); provided that, in the event no dividend or distribution shall have been declared on our Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

Dividends shall begin to accrue and be cumulative on outstanding Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, subject to certain exceptions. Accrued but unpaid dividends shall not bear interest.

Dividends paid on the Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Our board of directors may fix a record date for the determination of holders of Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Voting Rights. The holders of Preferred Shares shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each Preferred Share shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of our stockholders. In the event ODP shall at any time declare or pay any dividend on our Common Stock payable in shares of our Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of our Common Stock (by reclassification or otherwise than by payment of a dividend in shares of our Common Stock) into a greater or lesser number of shares of our Common Stock, then in each such case the number of votes per share to which holders of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of our Common Stock outstanding immediately after such event and the denominator of which is the number of shares of our Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of Preferred Shares and the holders of shares of our Common Stock and any other capital stock of ODP having general voting rights shall vote together as one class on all matters submitted to a vote of our stockholders.

(C) Except as set forth in the Certificate of Designations, or as otherwise provided by law, holders of Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of our Common Stock as set forth herein) for taking any corporate action.

Certain Restrictions. Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Preferred Shares outstanding shall have been paid in full, ODP shall not: (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that ODP may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of ODP ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or (iv) redeem or purchase or otherwise acquire for consideration any Preferred Shares, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by our board of directors) to all holders of such shares upon such terms as our board of directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

ODP shall not permit any of its subsidiaries to purchase or otherwise acquire for consideration any shares of stock of ODP unless ODP could, under the terms of the Certificate of Designations, purchase or otherwise acquire such shares at such time and in such manner.

Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of ODP, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Preferred Shares shall have received the greater of (a) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (b) an aggregate amount per share, subject to the provision for adjustment described below, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of our Common Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event ODP shall at any time declare or pay any dividend on our Common Stock payable in shares of our Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of our Common Stock (by reclassification or otherwise than by payment of a dividend in shares of our Common Stock) into a greater or lesser number of shares of our Common Stock, then in each such case the aggregate amount to which holders of Preferred Shares were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of our Common Stock outstanding immediately after such event and the denominator of which is the number of shares of our Common Stock that were outstanding immediately prior to such event.

Consolidation, Merger, etc. In case ODP shall enter into any consolidation, merger, combination or other transaction in which the shares of our Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property (other than any merger of ODP with and into a direct or indirect subsidiary of ODP pursuant to which ODP becomes a direct or indirect wholly-owned subsidiary of a holding company that is, immediately prior to the effective time of such merger, a direct or indirect subsidiary of ODP, in accordance with Section 251(g) of the DGCL), then in any such case each Preferred Share shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of our Common Stock is changed or exchanged. In the event ODP shall at any time declare or pay any dividend on our Common Stock payable in shares of our Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of our Common Stock (by reclassification or otherwise than by payment of a dividend in shares of our Common Stock) into a greater or lesser number of shares of our Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Preferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of our Common Stock outstanding immediately after such event and the denominator of which is the number of shares of our Common Stock that were outstanding immediately prior to such event.

No Redemption. The Preferred Shares shall not be redeemable.

Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of ODP’s Preferred Stock.

CERTAIN ANTI-TAKEOVER EFFECTS

Certain provisions of our Charter, our Bylaws, the Amended and Restated Rights Agreement and the DGCL could have certain anti-takeover effects and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interests, as discussed below:

Authorized but Unissued Shares. Subject to the requirements of The NASDAQ Stock Market LLC and other applicable law, our authorized but unissued shares of our Common Stock may be available for future issuance without stockholder approval. We may use these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of our Common Stock could render more difficult or discourage an attempt to obtain control of us by means of a tender offer, takeover attempt or otherwise.

Undesignated Preferred Stock. Our Charter provides that our board of directors may issue shares of Preferred Stock and fix the designations, voting powers, preferences and rights related to that Preferred Stock. Preferred Stock could be issued by our board of directors to increase the number of outstanding shares making a takeover more difficult and expensive.

Advance Notice Requirements. Our Bylaws establish an advance notice procedure for stockholders seeking to nominate candidates for election to the board of directors or for proposing matters which can be acted upon at stockholders’ meetings.

Proxy Access. Our Bylaws contain provisions which provide that a stockholder, or group of up to 20 stockholders, that has owned continuously for at least three years shares of our Common Stock representing an aggregate of at least 3% of the voting power entitled to vote generally in the election of directors, may nominate and include in ODP’s proxy materials a specified number of director nominees, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. The maximum number of stockholder nominees is generally the greater of (x) two or (y) 20% of the total number of our directors in office as of the last day on which notice of a nomination may be delivered or, if such amount is not a whole number, the closest whole number below 20%.

No Cumulative Voting or Classified Board. Our Charter and Bylaws do not provide for cumulative voting on the election of directors and we currently do not have a classified board.

Delaware Business Combination Statute. In general, Section 203 of the DGCL (“Section 203”) prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any interested stockholder for a period of three years following the date of the transactions in which the person became an interested stockholder. We are not subject to Section 203, as our Charter contains a provision electing to “opt-out” of Section 203.

Preferred Rights. As described above, the Amended and Restated Rights Agreement imposes significant dilution upon any person or group that acquires ten percent (10%) (twenty percent (20%) in the case of certain passive institutional investors) or more of the outstanding shares of our Common Stock without the approval of our board of directors, which may render more difficult or discourage a merger, tender or exchange offer or other business combination involving ODP that is not approved by our board of directors. For more information about the Preferred Rights and the Amended and Restated Rights Agreement, see “Description of Preferred Rights.”